                                                                  EXECUTION COPY

                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of November 20, 2007 (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be directly or indirectly evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS
Commercial Mortgage Trust 2007-C7, Commercial Mortgage Pass-Through
Certificates, Series 2007-C7. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The
Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of November 12, 2007 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), and LaSalle Bank National Association, as trustee (the
"Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the
Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Securities LLC ("UBS-SEC") and Wachovia Capital Markets,
LLC ("Wachovia Capital" and, together with Lehman and UBS-SEC in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBS-SEC (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,705,383,370.50 (the "Initial LBHI Pool
Balance") as of the close of

              LB-UBS 2007-C7 LBHI MORTGAGE LOAN PURCHASE AGREEMENT

business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on November 30, 2007 or such other date as shall be mutually acceptable to the parties hereto (the
"Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto)
of the Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including November 11, 2007 up to but not including the Closing
Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan, deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non-Trust Mortgage Loan Securitization
Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to,

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the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the
Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the
Master Servicer, at the expense of the Seller, at least every 90 days after the
Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated November 30, 2007 (the "Filing Letter Agreement") between JP Morgan
Capital Corporation (the "Payee"), the Depositor, the UBS Mortgage Loan Seller,
the Key Mortgage Loan Seller, and the Trustee, the Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the
Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i) an assignment of each Uniform Commercial Code financing statements delivered by the Seller as part of the related Mortgage File to the
Trustee, to be prepared and submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the
Trustee and the Filing Agent with respect to the filing of the assignments of
Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing
Agreement and the Filing Letter Agreement and at the expense of the Seller, shall only be required to cause the filing agent to file the assignments of such
Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than an Outside Serviced
Trust Mortgage Loan), the Seller shall deliver to and deposit with the Master
Servicer, within 45 days of the Closing Date, the Mortgage Loan Origination
Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the

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Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan) that has a related guaranty of payment or letter of credit, the Seller shall deliver to and deposit with the Master
Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such guaranty of payment or letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan) with a related letter of credit, the
Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the
Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposits, if any, relating to the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the

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     Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans.

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     The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The
     Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the initial Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the "Depositor" shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

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               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice or obtains actual knowledge with respect to any Mortgage Loan (i) that any document constituting a part of the related Mortgage File pursuant to clauses (a)(i) through (a)(xiii) (or, in the case of an Outside Serviced Trust Mortgage Loan, clause (b)(i)) of the definition of "Mortgage File" in the Pooling and Servicing Agreement or a
document, if any, specifically set forth on Schedule IX to the Pooling and
Servicing Agreement, has not been executed (if applicable) or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to such Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the
Mortgage Loan, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
In the event that the Seller obtains actual knowledge of a Material Document
Defect or Material Breach, then the Seller shall deliver written notification to the Purchaser with respect thereto. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure, repurchase or cover the loss of value with respect to the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement.

          (b) In the event the Seller is obligated to repurchase any Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a
Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject
Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-

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collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan
Schedule as directly corresponding thereto; provided that, if such
Cross-Collateralized Group is still subject to the Pooling and Servicing
Agreement, then no such termination shall be effected unless and until (i) the
Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to any Grantor Trust and (B) written confirmation from each Rating
Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class
Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller (or by the Depositor) within 10 Business
Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such

                                       -8-

reasonable costs and expenses incurred by the Trust that (i) are due from the
Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii)
have not been paid by the Mortgagor, (iv) are the basis of such Breach and (v)
constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material
Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute
"Liquidation Proceeds" for all purposes of the Pooling and Servicing Agreement
(other than Section 3.11(c) of the Pooling and Servicing Agreement).

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Material Breach or
Material Document Defect, as the case may be, in each case required to be paid by the Depositor (or, payable by the Depositor due to the Depositor's exercise of its option) under Section 2.03(e) of the Pooling and Servicing Agreement, but
only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material
Breach or Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected Mortgage Loan based on such Material Breach or Material Document
Defect under any circumstances. Notwithstanding the foregoing provisions of this
Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or
Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage
Loan at the applicable Purchase Price in accordance with Section 5(a).
Furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

                                       -9-

          (i) The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this
Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2 World
Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                                      -10-

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of
Thacher Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the Closing Date and addressed to the initial
Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

                                      -11-

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. The Seller shall pay its Allocable Share of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the sellers of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section
2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to

                                      -12-

have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SUBJECT
TO SECTION 5(I) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I)
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN
NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH RESPECT TO MATTERS
ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN MATTERS TO BE SETTLED BY
MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION 5(I) HEREOF; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(I) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS

                                      -13-

AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED
SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE
COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER
COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH
REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II)
OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -14-

                                                                  EXECUTION COPY

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ Charlene Thomas
                                            ------------------------------------
                                        Name: Charlene Thomas
                                        Title: Authorized Signatory

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES CORPORATION
                                        II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title: Senior Vice President

                                        Address for Notices:

                                        Structured Asset Securities Corporation
                                        II
                                        745 Seventh Avenue
                                        New York, New York  10019
                                        Attention:  Scott Lechner
                                        Telecopier No.:  (646) 758-4203

              LB-UBS 2007-C7 LBHI MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

  MORTGAGE
LOAN NUMBER              PROPERTY NAME                                                  ADDRESS
-----------  -------------------------------------  -------------------------------------------------------------------------------

      1      Aventura Mall                          19501 Biscayne Boulevard
      2      Innkeepers Portfolio                   Various
      4      District at Tustin Legacy              2201 to 2895 Park Avenue
      8      Nashville Multifamily Portfolio        Various
      9      Meyerland Plaza                        420 Meyerland Plaza
     11      Crossroads Plaza                       213 Crossroads Boulevard
     12      Ritz Carlton Bachelor Gulch            0130 Daybreak Ridge
     17      Interstate Corporate Center            Intersection of I-64 and I-264
     18      Fairfield Shopping Center              5100-5399 Fairfield Shopping Center; 837, 849, 853 Kempsville Road; 5224, 5232,
                                                    5256 Providence Road
     23      Southgate Shopping Center              571 Hebron Road
     25      Waters Edge Apartments                 800 Broward Road
     29      400 Woodland Prime                     N74W12501 Leatherwood Court
     32      Somerset Place & Woodridge Apartments  Various
     34      The Villas Apartments                  1709, 1710 and 1718 South Jentilly Lane
     35      Spanish Springs Shopping Center        1200-1390 Disc Drive
     38      Publix at FishHawk Shopping Center     5642 FishHawk Crossing Boulevard
     40      Publix at Palm Coast                   800 Belle Terre Parkway
     41      Rosenberg Shopping Center              5101 Avenue H
     43      Abingdon Towne Center                  360 Towne Center Drive
     44      Hotel Vintage Court                    650 Bush Street
     47      Stirling Bay                           576 Lawrence Street
     49      San Joaquin MHP                        336 East Alluvial Avenue
     51      Cedars of San Marcos                   1101 Leah Avenue
     52      Rosewood Village                       601 West Rochelle Road
     53      Pleasant Run Apartments                2525 West Pleasant Run Road
     57      Kohl's Branson                         1001 Branson Hills Parkway
     62      Wachovia Bank Tower                    104 North Main Street
     64      Summit on the Ridge                    9500 Summit Drive
     67      Riley Place Shopping Center            4208 U.S. Highway 90
     69      Guadalupe Plaza                        6211 Fourth Street, NW
     70      The Shoppes at Orange Grove            3805 West River Road
     71      Hillcrest Shopping Center              91-129 Kelley Boulevard
     73      Batesville Shopping Center             Highway 6 West
     76      River Plaza                            815-859 South Tillotson Avenue
     77      La Vergne Food Lion                    5185 Murfreesboro Road
     82      21609 North 12th Avenue                21609 North 12th Avenue
     84      Meyerland Commons                      4946-4990 Beechnut Street
     85      Cedar Bluff Apartments                 5930 Red Bluff Road
     90      5600 East 7th Street                   5600 East 7th Street
     91      CVS Pharmacy - Rocky Hill              2427 Main Street
     92      Starbucks Center                       13411 Euclid Street
     95      1350 South King Street                 1350 South King Street
     97      Wadel Connally Office Building         112 East Line Street
    100      University Shoppes IV                  1111 Brown Street

  MORTGAGE
LOAN NUMBER        CITY        STATE   ZIP CODE  CUT-OFF DATE BALANCE  MONTHLY P&I PAYMENT  MORTGAGE RATE
-----------  ---------------  -------  --------  --------------------  -------------------  -------------

      1      Aventura         FL          33180        430,000,000.00         2,145,346.64         5.9050
      2      Various          Various   Various        412,701,271.00         2,666,493.25         6.7125
      4      Tustin           CA          92782        206,000,000.00         1,200,951.39         6.9000
      8      Various          TN        Various        116,769,626.66           557,426.30         5.6500
      9      Houston          TX          77096         92,700,000.00           600,018.56         6.7300
     11      Cary             NC          27518         75,000,000.00           485,202.87         6.7250
     12      Avon             CO          81620         61,000,000.00           401,746.08         6.9000
     17      Norfolk          VA          23502         38,200,000.00           246,496.19         6.7000
     18      Virginia Beach   VA          23464         30,000,000.00           190,805.72         6.5600

     23      Heath            OH          43056         17,400,000.00           108,155.36         6.3400
     25      Jacksonville     FL          32218         16,000,000.00           100,395.45         6.4300
     29      Menomonee Falls  WI          53051         14,250,000.00            91,479.99         6.6500
     32      Jackson          MS        Various         12,800,000.00            80,148.59         6.4100
     34      Tempe            AZ          85281         12,000,000.00            72,952.07         6.1300
     35      Sparks           NV          89436         11,862,973.91            71,253.18         5.9100
     38      Lithia           FL          33547         10,717,384.65            67,487.39         5.6800
     40      Palm Coast       FL          32164         10,470,858.77            69,395.15         6.2700
     41      Rosenberg        TX          77471         10,100,000.00            62,779.84         6.3400
     43      Abingdon         VA          24210          9,993,047.47            64,130.31         6.6400
     44      San Francisco    CA          94108          9,500,000.00            60,609.85         6.5900
     47      Lowell           MA          08152          9,300,000.00            61,436.54         6.9300
     49      Fresno           CA          93720          7,800,000.00            41,080.00         6.3200
     51      San Marcos       TX          78666          7,400,000.00            47,750.57         6.7000
     52      Irving           TX          75062          7,300,000.00            47,785.21         6.8400
     53      Lancaster        TX          75146          7,100,000.00            47,093.51         6.9700
     57      Branson          MO          65616          6,700,000.00            39,954.76         5.9500
     62      Gainesville      FL          32601          5,800,000.00            37,850.30         6.8100
     64      Benbrook         TX          76126          5,700,000.00            36,478.88         6.6200
     67      Pace             FL          32571          5,100,000.00            30,446.04         5.9600
     69      Albuquerque      NM          87107          5,000,000.00            31,079.13         6.3400
     70      Marana           AZ          85741          5,000,000.00            31,340.80         6.4200
     71      Millbrook        AL          36054          4,700,000.00            28,633.72         6.1500
     73      Batesville       MS          38606          4,150,000.00            26,312.75         6.5300
     76      Muncie           IN          47304          3,400,000.00            22,597.46         6.9900
     77      La Vergne        TN          37086          3,300,000.00            21,601.53         6.8400
     82      Phoenix          AZ          85027          2,850,000.00            17,920.33         6.4500
     84      Houston          TX          77096          2,800,000.00            18,123.54         6.7300
     85      Pasadena         TX          77505          2,600,000.00            15,255.58         5.8000
     90      Long Beach       CA          90804          2,450,000.00            15,405.19         6.4500
     91      Rocky Hill       CT          06067          2,250,000.00            14,399.56         6.6200
     92      Garden Grove     CA          92843          2,240,000.00            14,128.87         6.4800
     95      Honolulu         HI          96814          2,100,000.00            19,436.79         6.7600
     97      Tyler            TX          75701          1,800,000.00            11,495.86         6.6000
    100      Dayton           OH          45409          1,078,208.04             6,776.69         6.4300

  MORTGAGE                                                                                                   ADMINISTRATIVE
LOAN NUMBER  REMAINING TERM TO MATURITY  MATURITY DATE  REMAINING AMORTIZATION TERM  INTEREST ACCRUAL BASIS  COST RATE (%)
-----------  --------------------------  -------------  ---------------------------  ----------------------  --------------

      1                121                12/11/2017               0                       Actual/360            0.10049
      2                116                  7/9/2017              360                      Actual/360            0.06049
      4                120                11/11/2017               0                       Actual/360            0.10049
      8                57                  8/11/2012               0                       Actual/360            0.10049
      9                119                10/11/2017              360                      Actual/360            0.10049
     11                118                 9/11/2017              360                      Actual/360            0.10049
     12                119                10/11/2017              360                      Actual/360            0.10049
     17                119                10/11/2017              360                      Actual/360            0.12049
     18                119                10/11/2017              360                      Actual/360            0.10049

     23                117                 8/11/2017              360                      Actual/360            0.10049
     25                56                  7/11/2012              360                      Actual/360            0.10049
     29                120                11/11/2017              360                      Actual/360            0.10049
     32                117                 8/11/2017              360                      Actual/360            0.10049
     34                115                 6/11/2017              360                      Actual/360            0.10049
     35                109                12/11/2016              349                        30/360              0.10049
     38                115                 6/11/2017              295                        30/360              0.10049
     40                118                 9/11/2017              298                        30/360              0.10049
     41                117                 8/11/2017              360                      Actual/360            0.10049
     43                119                10/11/2017              359                      Actual/360            0.12049
     44                120                11/11/2017              360                      Actual/360            0.10049
     47                107                10/11/2016              360                      Actual/360            0.10049
     49                117                 8/11/2017               0                         30/360              0.10049
     51                118                 9/11/2017              360                      Actual/360            0.10049
     52                58                  9/11/2012              360                      Actual/360            0.10049
     53                119                10/11/2017              360                      Actual/360            0.12049
     57                120                11/11/2017              360                      Actual/360            0.10049
     62                121                12/11/2017              360                      Actual/360            0.10049
     64                119                10/11/2017              360                      Actual/360            0.10049
     67                114                 5/11/2017              360                      Actual/360            0.10049
     69                117                 8/11/2017              360                      Actual/360            0.10049
     70                110                 1/11/2017              360                      Actual/360            0.10049
     71                118                 9/11/2017              360                      Actual/360            0.10049
     73                117                 8/11/2017              360                      Actual/360            0.10049
     76                180                11/11/2022              360                      Actual/360            0.10049
     77                119                10/11/2017              360                      Actual/360            0.10049
     82                120                11/11/2017              360                      Actual/360            0.10049
     84                119                10/11/2017              360                      Actual/360            0.10049
     85                114                 5/11/2017              360                      Actual/360            0.10049
     90                120                11/11/2017              360                      Actual/360            0.10049
     91                118                 9/11/2017              360                      Actual/360            0.10049
     92                119                10/11/2017              360                      Actual/360            0.10049
     95                167                10/11/2021              167                      Actual/360            0.10049
     97                119                10/11/2017              360                      Actual/360            0.10049
    100                118                 9/11/2017              358                      Actual/360            0.10049

  MORTGAGE
LOAN NUMBER  OUTSIDE SERVICING FEE RATE (%)  GROUND LEASE?  MORTGAGE LOAN SELLER     DEFEASANCE       ARD MORTGAGE LOAN
-----------  ------------------------------  -------------  --------------------  ------------------  -----------------

      1                    0.00               Fee Simple            LB            Defeasance                 N/A
      2                    0.00               Fee Simple            LB            Defeasance                 N/A
      4                    0.00               Fee Simple            LB            Defeasance                 N/A
      8                    0.00               Fee Simple            LB            Defeasance                 N/A
      9                    0.00               Fee Simple            LB            Defeasance                 N/A
     11                    0.00               Fee Simple            LB            Defeasance                 N/A
     12                    0.00               Fee Simple            LB            Defeasance                 N/A
     17                    0.02               Fee Simple            LB            Defeasance                 N/A
     18                    0.00               Fee Simple            LB            Defeasance                 N/A

     23                    0.00               Fee Simple            LB            Defeasance                 N/A
     25                    0.05               Fee Simple            LB            Yield Maintenance          N/A
     29                    0.00               Fee Simple            LB            Defeasance                 N/A
     32                    0.00               Fee Simple            LB            Defeasance                 N/A
     34                    0.00               Fee Simple            LB            Yield Maintenance          N/A
     35                    0.00               Fee Simple            LB            Yield Maintenance          N/A
     38                    0.00               Fee Simple            LB            Yield Maintenance          N/A
     40                    0.00               Fee Simple            LB            Yield Maintenance          N/A
     41                    0.00               Fee Simple            LB            Defeasance                 N/A
     43                    0.07               Fee Simple            LB            Defeasance                 N/A
     44                    0.00               Fee Simple            LB            Defeasance                 N/A
     47                    0.00               Fee Simple            LB            Defeasance                 N/A
     49                    0.00               Fee Simple            LB            Yield Maintenance          N/A
     51                    0.00               Fee Simple            LB            Defeasance                 N/A
     52                    0.00               Fee Simple            LB            Defeasance                 N/A
     53                    0.07               Fee Simple            LB            Defeasance                 N/A
     57                    0.00               Fee Simple            LB            Defeasance                 N/A
     62                    0.00               Fee Simple            LB            Defeasance                 N/A
     64                    0.00               Fee Simple            LB            Defeasance                 N/A
     67                    0.00               Fee Simple            LB            Defeasance                 N/A
     69                    0.00               Fee Simple            LB            Defeasance                 N/A
     70                    0.00               Fee Simple            LB            Defeasance                 N/A
     71                    0.00               Fee Simple            LB            Defeasance                 N/A
     73                    0.00               Fee Simple            LB            Defeasance                 N/A
     76                    0.00               Fee Simple            LB            Yield Maintenance          N/A
     77                    0.00               Fee Simple            LB            Defeasance                 N/A
     82                    0.00               Fee Simple            LB            Defeasance                 N/A
     84                    0.00               Fee Simple            LB            Defeasance                 N/A
     85                    0.00               Fee Simple            LB            Defeasance                 N/A
     90                    0.00               Fee Simple            LB            Defeasance                 N/A
     91                    0.00               Leasehold             LB            Defeasance                 N/A
     92                    0.00               Leasehold             LB            Defeasance                 N/A
     95                    0.00               Leasehold             LB            Defeasance                 N/A
     97                    0.00               Fee Simple            LB            Defeasance                 N/A
    100                    0.05               Fee Simple            LB            Defeasance                 N/A

  MORTGAGE
LOAN NUMBER  ANTICIPATED REPAYMENT DATE  ADDITIONAL INTEREST RATE  CROSS COLLATERALIZED  MORTGAGE LOAN GROUP
-----------  --------------------------  ------------------------  --------------------  -------------------

      1                N/A                         N/A                     No            1
      2                N/A                         N/A                     No            1
      4                N/A                         N/A                     No            1
      8                N/A                         N/A                     No            2
      9                N/A                         N/A                     No            1
     11                N/A                         N/A                     No            1
     12                N/A                         N/A                     No            1
     17                N/A                         N/A                     No            1
     18                N/A                         N/A                     No            1

     23                N/A                         N/A                     No            1
     25                N/A                         N/A                     No            2
     29                N/A                         N/A                     No            1
     32                N/A                         N/A                     No            2
     34                N/A                         N/A                     No            2
     35                N/A                         N/A                     No            1
     38                N/A                         N/A                     No            1
     40                N/A                         N/A                     No            1
     41                N/A                         N/A                 Yes (LB-1)        1
     43                N/A                         N/A                     No            1
     44                N/A                         N/A                     No            1
     47                N/A                         N/A                     No            2
     49                N/A                         N/A                     No            2
     51                N/A                         N/A                     No            2
     52                N/A                         N/A                     No            2
     53                N/A                         N/A                     No            2
     57                N/A                         N/A                     No            1
     62                N/A                         N/A                     No            1
     64                N/A                         N/A                     No            2
     67                N/A                         N/A                     No            1
     69                N/A                         N/A                 Yes (LB-1)        1
     70                N/A                         N/A                     No            1
     71                N/A                         N/A                     No            1
     73                N/A                         N/A                     No            1
     76                N/A                         N/A                     No            1
     77                N/A                         N/A                     No            1
     82                N/A                         N/A                     No            1
     84                N/A                         N/A                     No            1
     85                N/A                         N/A                     No            2
     90                N/A                         N/A                     No            1
     91                N/A                         N/A                     No            1
     92                N/A                         N/A                     No            1
     95                N/A                         N/A                     No            1
     97                N/A                         N/A                     No            1
    100                N/A                         N/A                     No            1